1 NASDAQ: ISTR Raymond James Conference September 2017 Exhibit 99.1

FORWARD-LOOKING STATEMENTS 2 This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could materially affect the outcome of future events: • business and economic conditions generally and in the financial services industry in particular, whether nationally, regionally or in the markets in which we operate; • our ability to achieve organic loan and deposit growth, and the composition of that growth; • changes (or the lack of changes) in interest rates, yield curves and interest rate spread relationships that affect our loan and deposit pricing; • the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach as well as our ability to execute our strategy generally; • our dependence on our management team, and our ability to attract and retain qualified personnel; • changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; • inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; • the concentration of our business within our geographic areas of operation in Louisiana; and • concentration of credit exposure. These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. “Risk Factors” and Item 7. “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission. www.investarbank.com NASDAQ: ISTR We encourage everyone to visit the Investors Section of our website at www.investarbank.com, where we have posted additional important information such as press releases and SEC filings. We intend to use our website to expedite public access to time- critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.

COMPANY PROFILE AS OF JUNE 30, 2017 3 Shares Outstanding 8,815,119 Assets $1.2 billion Market Cap $201.9 million Net Loans $925.6 million Price per Share $22.90 Deposits $894.8 million Dividend Yield (YTD) 0.28% Tangible Equity $147.6 million Price/ Tangible Book Value 136.8% TE/TA 12.07% Price/LTM EPS 22.23 Net Income $3.8 million ROAA 0.65% ROAE 5.71% NPAs/Assets 0.41% Net Interest Margin 3.28% Cost of Funds 1.04% Market Data Financial Highlights

SENIOR MANAGEMENT John J. D’Angelo, President & CEO Christopher L. Hufft, Chief Financial Officer • Founding President and Chief Executive Officer • New Orleans native; graduate of Louisiana State University • Prior to founding Investar, Mr. D’Angelo was president and director of Aegis Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia • Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank (the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge Parish, Louisiana, market • Current ownership of 1.9% • Joined the Bank in February 2014 as Chief Accounting Officer, and assumed the role of Chief Financial Officer in October of 2015. • Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of Accounting at Amedisys, Inc., a publicly-traded home health and hospice company • Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately-held clients in the banking, healthcare and manufacturing sectors • B.S. Accounting – Louisiana State University Travis M. Lavergne, Chief Credit Officer • Served as Executive Vice President and Chief Credit Officer since March, 2013 and Chief Risk Management Officer since joining in July 2012 • Prior to joining the Bank, Mr. Lavergne was a Senior Examiner at the Louisiana Office of Financial Institutions from September 2005 to July 2012 • B.S. Finance – Louisiana State University • M.B.A. Southeastern Louisiana University 4

ACCOMPLISHMENTS SINCE IPO 5 Since IPO in June 2014, Investar has experienced significant progress : Completed Largest Acquisition Since Inception on July 1, 2017 and Announced an Additional Acquisition for 2017 Shifted from Consumer Loans to C&I and CRE Focus Maintained High Quality Organic Loan Growth Continued to Add Experienced Bankers in Key Areas Further Established in Four Key Louisiana Markets Transitioned from Transactional Banking to Relationship Banking

INVESTAR TIMELINE 6 $30 $66 $143 $174 $209 $279 $375 $635 $879 $1,032 $1,159 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Total Assets ($M) March 2017 Completed public offering of 1.6 million shares Issued $18.6 million in subordinated notes July 2017 Completed the acquisition of Citizens Bancshares August 2017 Announced the acquisition of BOJ Bancshares, Inc. June 2006 Chartered with an initial capitalization of $10.1 million FY 2008 Achieved profitability in second full year of operations May 2009 Opened second branch in Baton Rouge 2Q 2011 Opened two additional branches in Baton Rouge Market October 2011 Acquired South Louisiana Business Bank December 2012 Entered the New Orleans market through the purchase of two closed branch locations and hiring of local bankers May 2013 Entered the Hammond market through the acquisition of First Community Bank July 2013 Entered Lafayette market by opening a de novo branch July 2014 Completed initial public offering of 3.3 million shares August 2014 Opened additional branch in Baton Rouge market Note: Bank level data shown for 2006 through 2012 (holding company incorporated in 2013) June 2017 Opened additional branch in each of our Baton Rouge and New Orleans markets

7 INVESTAR SNAPSHOT As of and for the Year Ended 2014 2015 2016 Balance Sheet Total Assets $879 $1,032 $1,159 Gross Loans $726 $826 $893 Total Deposits $628 $737 $908 Total Equity $103 $109 $113 Profitability ROAA 0.73% 0.77% 0.71% Net Interest Margin 3.85% 3.61% 3.32% Efficiency Ratio¹ 74.90% 68.72% 66.25% Capital TCE / TA 11.43% 10.32% 9.48% Total Risk-Based Ratio 14.41% 12.72% 12.47% Asset Quality NPAs / Loans & OREO 0.97% 0.42% 0.67% NCOs / Avg. Loans 0.07% 0.05% 0.14% NPLs / Loans 0.54% 0.32% 0.22% Company overview Financial highlights • Chartered as a de novo commercial bank in June 2006 by John J. D’Angelo, the current President and Chief Executive Officer • Completed initial public offering of 3.3 million shares in July 2014, generating net proceeds of $41.7 million • Headquartered in Baton Rouge, LA, ISTR offers a wide range of commercial banking products to meet the needs of small to medium- sized businesses • Completed acquisition of Citizens Bancshares, Inc. (“Citizens”) on July 1, 2017 and announced the acquisition of BOJ Bancshares in August 2017 • ISTR currently operates 15 full service banking offices, including the 3 branch locations acquired from Citizens, located throughout its primary markets of Baton Rouge, New Orleans, Lafayette, and Hammond, Louisiana • Including deposits held at Citizens, ISTR is ranked 11th in the Louisiana market with $1.1 billion of total deposits as of June 30, 2016, and 7th for those headquartered in Louisiana • Experienced management team that has generated strong organic growth complemented by three successful acquisitions since 2011 • Strong capital position and disciplined credit philosophy • ISTR had 157 full-time equivalents as of June 30, 2017 Note: Dollars in millions, unless noted otherwise (1) Efficiency ratio represents noninterest expenses divided by the sum of net interest income (before provision for loan losses) and noninterest income ISTR (12) Citizens Bancshares, Inc. (3) BOJ Bancshares, Inc. (5)

8 Large Banks 52.6% Small & Mid-size Banks 47.0% ISTR 0.3% Large Banks 22.3% Small & Mid- size Banks 76.6% ISTR 1.1% Large Banks 20.1% Small & Mid- size Banks 76.5% ISTR 3.4% Large Banks 63.3% Small & Mid-size Banks 33.1% ISTR 3.7% ATTRACTIVE MARKETS Louisiana Deposit Market Share Market Share Opportunity • Baton Rouge • Louisiana’s second largest market by deposits and the state capital, deemed the major industrial, medical, research, motion picture, and growing technology center of the American South • Hammond • Commercial hub of a large agricultural segment of Louisiana, bedroom community of New Orleans, and home to Southeastern Louisiana University with 5.26% population growth projected from 2017 to 2022 • Lafayette • Louisiana’s third largest city by population and deposits with 9.56% household income growth projected from 2017 to 2022 • New Orleans • Louisiana’s largest city by population and deposits and a hub of hospitality, healthcare, universities, and energy Note: Large banks defined as having over $50 billion in assets Source: SNL Financial; Deposit data as of June 30, 2016 Baton Rouge: Total Deposits: $19.5 Billion Hammond: Total Deposits: $1.6 Billion Lafayette: Total Deposits: $10.8 Billion New Orleans: Total Deposits: $32.7 Billion 2016 Rank Institution (ST) Branches Deposits ($000) Market Share (%) 1 JPMorgan Chase & Co. (NY) 147 17,299,155 17.78 2 Capital One Financial Corp. (VA) 131 16,926,353 17.39 3 Hancock Holding Co. (MS) 113 11,852,531 12.18 4 Regions Financial Corp. (AL) 103 7,358,196 7.56 5 IBERIABANK Corp. (LA) 78 6,866,575 7.06 6 Origin Bancorp Inc. (LA) 22 1,653,151 1.70 7 Red River Bancshares Inc. (LA) 21 1,411,881 1.45 8 MidSouth Bancorp Inc. (LA) 43 1,305,277 1.34 9 First Guaranty Bancshares Inc. (LA) 21 1,295,643 1.33 10 Gulf Coast Bank and Trust Co. (LA) 19 1,257,757 1.29 -- Pro Forma ISTR/ Citizens/ BOJ Bancshares, Inc. (LA) 18 1,201,075 1.23 11 Pro Forma ISTR/ Citizens (LA) 13 1,080,177 1.11 12 Home Bancorp Inc. (LA) 24 1,078,230 1.11 13 Louisiana Community Bancorp Inc. (LA) 25 1,020,091 1.05 14 Business First Bancshares Inc. (LA) 16 1,000,026 1.03 15 BancorpSouth Inc. (MS) 23 930,106 0.96 16 CB&T Hol ing Corp. (LA) 3 920,334 0.95 17 Citizens National Bancshares (LA) 12 739,604 0.76 18 One American Corp. (LA) 24 739,212 0.76 19 First Trust C rp. (LA) 11 700,373 0.72 20 Jeff Davis Bancshares Inc. (LA) 24 695,963 0.72 Total For Institutions In Market 1,510 97,318,053

OPPORTUNISTIC ACQUISITIONS COMPLETED 9 • Three whole bank transactions completed since 2011 • Processes and infrastructure established to analyze selective opportunities going forward • Announced: June 2011 • Closed: October 2011 • 1 Branch in Prairieville, LA • $31.5 million in gross loans and $38.6 million in deposits¹ Rationale: • Entered Ascension Parish with 3.4% deposit market share • Capital accretive • Management talent South Louisiana Business Bank • Announced: January 2013 • Closed: May 2013 • 2 Branches – Hammond and Mandeville, LA • $77.5 million in gross loans and $86.5 million in deposits¹ Rationale: • Recorded bargain purchase gain • Initial entrance into Hammond market plus another location in the New Orleans MSA First Community Bank Branch map Whole bank acquisitions (1) Based on fair values at time of closing ISTR (12) Citizens Bancshares, Inc. (3) BOJ Bancshares, Inc. (5) • Announced: March 2017 • Closed: July 2017 • 3 Branches – Evangeline Parish, LA • $128.8 million in gross loans and $216.5 million in deposits¹ Rationale: • Further bolster core deposit base • Initial entrance into Evangeline Parish market • Profitable target with clean asset quality Citizens Bancshares, Inc.

10 RECENTLY COMPLETED ACQUISITION OF CITIZENS BANCSHARES, INC. • Citizens is a historically profitable institution, with LTM ROAA of approximately 0.90% • Citizens offers ISTR an attractive deposit base, with noninterest-bearing deposits of approximately 20% of total deposits and cost of funds of 0.60% • Clean asset quality, with NPAs / Assets of 0.58% • Deal value equal to $45.8 million (100% cash consideration) • 128% of tangible book value at announcement • Closed on July 1, 2017 Transaction overview Citizens historical financial highlights For the Year Ended 2014 2015 2016 Balance Sheet Total Assets $247 $247 $245 Net Loans 124 126 127 Deposits 213 212 208 Noninterest-Bearing Deposits 20% 20% 20% Gross Loans / Deposits 59% 61% 62% Capital Total Equity $32 $34 $36 TCE / TA 13.00% 13.66% 14.51% Total Capital Ratio 30.80% 31.83% 33.63% Earnings & Profitability Net Income $2.3 $2.2 $2.2 ROAA 0.92% 0.88% 0.87% Net Interest Margin 3.08% 2.99% 3.09% Efficiency Ratio 58.9% 59.8% 61.3% Asset Quality NPAs / Assets 0.27% 0.37% 0.58% Reserves / Loans 1.53% 1.50% 1.49% NCOs / Average Loans 0.00% 0.00% 0.01% Note: Dollars in millions; bank level regulatory data shown for Citizens as of December 31, 2016

For the Year Ended 2014 2015 2016 Balance Sheet Total Assets $140 $137 $155 Net Loans 100 97 106 Deposits 122 119 130 Noninterest-Bearing Deposits 22% 23% 28% Gross Loans / Deposits 83% 82% 82% Capital Total Equity $17 $18 $19 TCE / TA 12.31% 13.11% 12.13% Total Capital Ratio 20.01% 21.22% 19.71% Earnings & Profitability Net Income³ $1.3 $0.9 $1.3 ROAA³ 0.96% 0.65% 0.88% Net Interest Margin 4.02% 3.87% 3.84% Efficiency Ratio 64.2% 64.7% 65.5% Asset Quality NPAs / Assets 1.32% 1.31% 1.89% Reserves / Loans 1.02% 1.03% 0.90% NCOs / Average Loans 0.28% 0.74% 0.21% 11 RECENTLY ANNOUNCED ACQUISITION OF BOJ BANCSHARES, INC. • ISTR announced the acquisition of BOJ Bancshares, Inc., a $150 million asset bank headquartered in Louisiana, on August 7, 2017 – Expansion into East Baton Rouge Parishes, East Feliciana Parishes, and West Feliciana Parishes – BOJ bolsters ISTR's core deposit base, with noninterest- bearing deposits of approximately 27% of total deposits and cost of funds of 0.60% – BOJ has historically strong margins with NIM of 3.83% and yield on loans of 5.40% • Deal value equal to $22.1 million¹ ($3.95 million of cash and 799,559 shares of ISTR common stock²) • Expected closing fourth quarter of 2017 Transaction overview BOJ historical financial highlights (1) Based on ISTR closing price of $22.65 on August 4, 2017 (2) Subject to adjustment based upon fluctuations in ISTR's average closing price for the ten consecutive trading days prior to the closing date (3) S-Corp profitability adjusted for taxes assuming 35.0% tax rate Note: Dollars in millions; bank level regulatory data shown for BOJ as of June 30, 2017

12 Total Assets (in thousands) *Represents the 4-year compounded annual growth rate for the four years ended December 31, 2016.

13 Total Loans (in thousands) * Growth % excludes Loans HFS 23.5%* 19.7%* 19.9%* 4.4%

LOAN COMPOSITION 14 (dollars in thousands) Amount % Amount % Amount % Amount % Mortgage loans on real estate Construction and land development 81,863$ 11.0% 90,737$ 10.2% 109,627$ 11.8% 18,890$ 20.8% 1-4 Family 156,300 21.0 177,205 19.8 177,979 19.1 774 0.4 Multifamily 29,694 4.0 42,759 4.8 46,109 4.9 3,350 7.8 Farmland 2,955 0.4 8,207 0.9 8,006 0.9 (201) (2.4) Commercial real estate Owner-occupied 137,752 18.5 180,458 20.2 185,226 19.8 4,768 2.6 Nonowner-occupied 150,831 20.2 200,258 22.4 223,297 23.9 23,039 11.5 Commercial and industrial 69,961 9.4 85,377 9.6 98,837 10.6 13,460 15.8 Consumer 116,085 15.5 108,425 12.1 83,879 9.0 (24,546) (22.6) Total loans 745,441$ 100% 893,426$ 100% 932,960$ 100% 39,534$ 4.4% Loans held for sale 80,509 - - - - Total gross loans 825,950$ 893,426$ 932,960$ 39,534$ 4.4% Increase/(Decrease) 2015 2016 December 31, June 30, 2017

LOAN COMPOSITION June 30, 2017 Pro Forma with Citizens1 15 Total Loans: $933 million Yield on loans: 4.59% 45% of CRE is owner-occupied (1) Pro forma information includes June 30, 2017 balances of Citizens Bancshares, Inc., which was acquired on July 1, 2017 Construction & land development 12% CRE 44% Residential, farmland 25% C&I 10% Consumer 9% Construction & land development 11% CRE 40% Residential, farmland 29% C&I 11% Consumer 9% Total Loans: $1,065 million Yield on loans: 4.67%

LOAN COMPOSITION Business Lending Portfolio1 16(1) Business lending portfolio includes owner-occupied CRE and C&I loans as of June 30, 2017 Total Business Lending Portfolio1: $284.1 million Retail Trade 12% Other Services (except public administration) 12% Health Care and Social Assistance 29% Construction 6% Other Industries less than 5% 19% Real Estate, Rental and Leasing 13% Manufacturing 9%

CREDIT METRICS 17 NPAs / Total Loans + OREO NCOs / Average Loans Peers¹Investar Peers¹Investar (1) Peer group consists of UBPR peers produced by the FFIEC and defined by a combination of asset size, number of branches and location in a Metropolitan Statistical Area; peer information not yet available for Q1 2017. 0.98% 2.32% 0.64% 1.69% 0.42% 1.33% 0.67% 0.97% 0.53% 0.90% 0.00% 1.00% 2.00% 3.00% 2013 2014 2015 2016 Q2 2017

(1) Total loans excludes loans held for sale, if applicable, and allowance for loan losses DISCIPLINED LENDING 18 At June 30, 2017: • Reserves / Total Loans¹: 0.78% Reserves / Total Loans¹ Reserves / NPLs Provision Expense / NCOs 0.67% 0.74% 0.82% 0.79% 0.78% 0.40% 0.60% 0.80% 1.00% 2013 2014 2015 2016 Q2 2017 227% 139% 254% 356% 628% 0% 50% 100% 150% 200% 250% 300% 350% 400% 2013 2014 2015 2016 Q2 2017 2.8x 4.3x 5.1x 1.8x 1.6x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 2013 2014 2015 2016 Q2 2017

DEPOSIT COMPOSITION AND GROWTH Deposit Composition ¹ ($895 million) Target: 20% of total deposits are noninterest-bearing • Treasury Management • Small Business Banking • Focus on Relationship Banking • Strategic Acquisitions (1) As of June 30, 2017 (2) Pro forma information includes June 30, 2017 balances of Citizens Bancshares, Inc., which was acquired on July 1, 2017 Cost of funds of interest-bearing deposits: 0.97% Annualized Growth in noninterest-bearing deposits: 41% 16 Noninterest- bearing 15% NOW accounts 19% Money market 16% Savings accounts 6% CDs 44% Pro Forma Deposit Composition with Citizens2 ($1,107 million) Noninterest- bearing 16% NOW accounts 18% Money market 13% Savings accounts 9% CDs 44% Cost of funds of interest-bearing deposits: 0.91%

DEPOSIT COMPOSITION AND GROWTH Total Deposits1 (1) Balance at Q2 2017 includes deposit balance of Citizens Bancshares, Inc., which was acquired on July 1, 2017 (2) Based on the deposit balances for each of the five years ended December 31, 2016 16 CAGR2: 31.8%

FINANCIAL HIGHLIGHTS 21 (1) Gross loans includes loans held for sale (HFS) (2) Efficiency ratio represents noninterest expense divided by the sum of net interest income (before provision for loan losses) and noninterest income. Amounts in thousands, except share data Amounts in thousands, except share data Six Months Ended June 30, 2017 2016 2015 2014 Financial Highlights Total Assets $1,225,526 $1,158,960 $1,031,555 $879,354 Gross Loans(1) $932,960 $893,846 $825,950 $726,186 Total Deposits $894,825 $907,787 $737,406 $628,118 Total Stockholders' Equity $150,796 $112,757 $109,350 $103,384 Shares Outstanding 8,815,119 7,101,851 7,264,282 7,262,085 Capital Ratios Tangible Equity / Tangible Assets 12.07% 9.48% 10.32% 11.43% Tier 1 Leverage Ratio 12.71% 10.10% 11.39% 12.61% Total Capital Ratio 17.22% 12.47% 12.72% 14.41% Asset Quality Ratios NPAs / Total Assets 0.41% 0.52% 0.30% 0.69% NPLs / Loans 0.13% 0.22% 0.32% 0.54% Loan Loss Reserves / Total Loans 0.78% 0.79% 0.82% 0.74% Loan Loss Reserves / NPLs 627.6% 356.2% 254.2% 138.6% NCOs / Avg Loans 0.05% 0.14% 0.05% 0.07% Performance Ratios Net Income $3,787 $7,880 $7,073 $5,397 ROAE 5.71% 6.99% 6.60% 6.80% ROAA 0.65% 0.71% 0.77% 0.73% Net Interest Margin 3.28% 3.32% 3.61% 3.85% Efficiency Ratio(2) 68.58% 66.25% 68.72% 74.90% Per Share Data Tangible Book Value per Share $16.74 $15.42 $14.62 $13.79 Diluted Earnings per Share $0.22 $1.10 $0.97 $0.93 Year Ended December 31,

PERFORMANCE METRICS 22 Net Interest Margin N e t In te re st M ar gi n ( % ) (1) Return on average assets was adjusted for the bargain purchase gain recognized in 2013, and the net effect of the Company’s investment in a tax credit entity recognized in 2014. Return on Average Assets R O A A ( % )1 4.10% 3.85% 3.61% 3.32% 3.28% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2013 2014 2015 2016 Q2 2017 0.50% 0.66% 0.77% 0.71% 0.65% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2013 2014 2015 2016 Q2 2017

PERFORMANCE METRICS 23 (1) Efficiency ratio represents noninterest expenses divided by the sum of net interest income (before provision for loan losses) and noninterest income. The efficiency ratio was adjusted for the impairment related to the Company’s investment in a tax credit entity for the year ended December 31, 2014 and for the bargain purchase gain recognized as a result of the acquisition of First Community Bank for the year ended December 31, 2013. Expense Ratios Ef fi ci e n cy R atio¹ ( % ) N o n in te re st E xp e n se / A vg . A ss e ts ( % ) 80.0% 72.8% 68.7% 66.3% 68.6% 3.83% 3.32% 2.97% 2.41% 2.32% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2013 2014 2015 2016 Q2 2017 June 30, 2013 2014 2015 2016 2017 Employees 167 179 165 152 157 Locations 10 11 11 10 12 December 31,

PROFITABILITY 24 Net Income and Diluted Earnings Per Share N e t Inc o m e (T h o u sa n d s) Ea rn ing s p e r Sh ar e $2,005 $2,037 $1,848 $1,864 $1,923 $0.28 $0.29 $0.26 $0.26 $0.22 -$0.80 -$0.60 -$0.40 -$0.20 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $500 $1,500 $2,500 $3,500 $4,500 $5,500 $6,500 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017

INVESTMENT OPPORTUNITY 25 Management1 Market2 Growth3 Asset Quality4 Profitability5 • Legacy team with proven industry expertise tied to the Southern Louisiana region • Continue to add experienced bankers in new and existing markets • Southern Louisiana focus with complementary new market expansion • Loan portfolio diversity • Disciplined credit philosophy – legacy delinquencies less than 1% • Expected to increase as investment in infrastructure has already been made • Leverage existing infrastructure in core markets • Limited de novo branching • Opportunistic, disciplined acquisition strategy • Focus on relationship banking

26 APPENDIX

NON-GAAP FINANCIAL MEASURES 27 Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures. Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total stockholders’ equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names. The following table reconciles, as of the dates set forth below, stockholders’ equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share. Dollar values in thousands except per share amounts Dollar values in thousands except per share amounts 2013 2014 2015 2016 2017 Total Stockholders' Equity - GAAP 55,483$ 103,384$ 109,350$ 112,757$ 150,796$ Adjustments Goodwill 2,684 2,684 2,684 2,684 2,684 Other Intangibles 573 532 491 550 529 Tangible Equity 52,226$ 100,168$ 106,175$ 109,523$ 147,583$ Total Assets - GAAP 634,946$ 879,354$ 1,031,555$ 1,158,960$ 1,225,526$ Adjustments Goodwill 2,684 2,684 2,684 2,684 2,684 Other Intangibles 573 532 491 550 529 Tangible Assets 631,689$ 876,138$ 1,028,380$ 1,155,726$ 1,222,313$ T t l Sh O tstanding Bo k Value Per Share 14.06$ 14.24$ 15.05$ 15.88$ 17.11$ Effect of Adjustment (0.82) (0.45) (0.43) (0.46) (0.37) Tangible Book Value Per Share 13.24$ 13.79$ 14.62$ 15.42$ 16.74$ Total Equity to Total Assets 8.74% 11.76% 10.60% 9.73% 12.30% Effect of Adjustment (0.47) (0.33) (0.28) (0.25) (0.23) Tangible Equity to Tangible Assets 8.27% 11.43% 10.32% 9.48% 12.07% June 30,December 31,

INCOME STATEMENT 28 (dollars in thousands, except share data) Six Months Ended 2013 2014 2015 2016 Q2 2017 Q2 2016 INTEREST INCOME Interest and fees on loans $ 21,686 $ 29,979 $ 35,076 $ 39,380 $ 20,563 $ 19,266 Interest on investment securities 756 1,339 2,189 3,565 2,228 1,747 Other interest income 30 50 75 207 146 84 TOTAL INTEREST INCOME 22,472 31,368 37,340 43,152 22,937 21,097 INTEREST EXPENSE Interest on deposits 3,204 4,273 5,250 7,182 3,680 3,278 Interest on borrowings 256 402 632 1,231 1,095 614 TOTAL INTEREST EXPENSE 3,460 4,675 5,882 8,413 4,775 3,892 NET INTEREST INCOME 19,012 26,694 31,458 34,739 18,162 17,205 PROVISION FOR LOAN LOSSES 1,026 1,628 1,865 2,079 725 1,254 NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES 17,986 25,066 29,593 32,660 17,437 15,951 NON-INTEREST INCOME Service charges on deposit accounts 214 305 380 343 193 185 Gain on sale of investment securities, net 449 340 489 443 215 224 Net gain on sale of assets 346 3,682 4,278 1,684 19 1,576 Bargain purchase gain 906 - - - - - Servicing fees and fee income on serviced loans 2,843 885 2,543 2,087 801 1,128 Other operating income 596 648 654 911 458 430 TOTAL NON-INTEREST INCOME 5,354 5,860 8,344 5,468 1,686 3,543 INCOME BEFORE NON-INTEREST EXPENSE 23,340 30,926 37,937 38,128 19,123 19,494 NON-INTEREST EXPENSE Salaries and employee benefits 11,772 14,565 16,398 15,609 8,059 7,763 Impairment on investment in tax credit entity - 690 54 11 - - Operating expenses 7,252 9,129 10,901 11,019 5,553 5,725 TOTAL NON-INTEREST EXPENSE 19,024 24,384 27,353 26,639 13,612 13,488 INCOME BEFORE INCOME TAX EXPENSE 4,316 6,542 10,584 11,489 5,511 6,006 INCOME TAX EXPENSE 1,148 1,145 3,511 3,609 1,724 2,011 NET INCOME 3,168$ 5,397$ 7,073$ 7,880$ 3,787$ 3,995$ Basic earnings per share 0.86$ 0.98$ 0.98$ 1.11$ 0.48$ 0.56$ Diluted earnings per share 0.81$ 0.93$ 0.97$ 1.10$ 0.47$ 0.55$ Year Ended December 31,